                           U.S. GLOBAL ACCOLADE FUNDS

                         SUPPLEMENT DATED APRIL 19, 2007
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2007

The prospectus is hereby supplemented to reflect as follows:

PAGE 10, ANNUAL FUND OPERATING EXPENSES - INDIRECT FEES

Fund operating expenses are paid out of the fund's assets and are reflected in the fund's share price and dividends. These costs are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting, and transfer agent fees.

The figures below show operating expenses as a percentage of each fund's respective net assets during the fiscal year ended October 31, 2006.

Emerging Markets Funds

                                                   GLOBAL
                                        EASTERN   EMERGING
                                       EUROPEAN    MARKETS
                                         FUND       FUND
                                       --------   --------
Management fees                          1.25%    1.375%
Distribution (12b-1) fees                0.23%     0.25%
Other expenses                           0.52%     1.58%
                                         -----    -----
Total annual fund operating expenses     1.99%     3.20%(5)

Equity Funds

                                       HOLMES GROWTH   MEGATRENDS
                                            FUND          FUND
                                       -------------   ----------
Management fees                            1.00%          1.00%
Distribution (12b-1) fees                  0.10%          0.25%
Other expenses                             0.64%          1.36%
                                           -----          -----
Total annual fund operating expenses       1.74%          2.61%

(1)  Does not apply to exchanges.

(2) $6.00 per quarter for account balances less than $5,000 on the last business day of the quarter. (See "Account Minimums" section on page 27 for exemptions and other pertinent information).

(3) These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends. These fees do not apply to certain shareholders participating in omnibus accounts. (See "Short-Term Trading Fee" section on page 27 for pertinent information.)

(4) Other expenses have been restated to reflect that transfer agent fees have been restated to assume that the fee agreement that went into effect on April 1, 2007, was in effect for the fiscal year ended October 31, 2006.

(5) Does not include expenses reimbursed by the Advisor or fees rebated by the Subadviser in the fiscal year ended October 31, 2006, that reduced net fund expenses to 2.00%. The Adviser has contractually limited total fund operating expenses to not exceed 2.50% for the Global Emerging Markets Fund on an annualized basis through February 28, 2008, and until such later date as the Adviser determines.

Example of Effect of the Funds' Operating Expenses

This hypothetical example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. The example assumes that:

     -    You invest $10,000.

     -    Your investment has a 5% annual return.

     -    The fund's operating expenses remain the same.

     -    All dividends and distributions are reinvested.

Although your actual expenses may be higher or lower, based on these assumptions, you would pay the following expenses if you redeemed all of your shares at the end of the periods shown:

                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
Eastern European Fund            $212      $634     $1,083    $2,327
Global Emerging Markets Fund*     263       921      1,604     3,424
Holmes Growth Fund                187       558        954     2,062
MegaTrends Fund                   274       821      1,395     2,954

You would pay the following expenses if you did not redeem your shares:

                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
Eastern European Fund            $202      $624     $1,073    $2,317
Global Emerging Markets Fund*     253       911      1,594     3,414
Holmes Growth Fund                177       548        944     2,052
MegaTrends Fund                   264       811      1,385     2,944

Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions.

* The example for Global Emerging Markets Fund reflects that fund operating expenses have been adjusted to reflect the completion of the amortization of the initial organization expense. The example also reflects the Adviser's undertaking to limit the expenses of the fund through February 28, 2008.

                           U.S. GLOBAL ACCOLADE FUNDS

                         SUPPLEMENT DATED APRIL 19, 2007
       TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2007

The statement of additional information is hereby supplemented to reflect as follows:

PAGE 42 PARAGRAPH 4, TRANSFER AGENCY AGREEMENT

The transfer agency agreement with the Trust provides that the funds pay to United Shareholder Services, Inc. (USSI) the following annual fee:

An Annual fee of $10,000 per fund and $15.00 per account for the China Region Opportunity Fund, the All American Equity Fund, the Gold Shares Fund, the World Precious Minerals Fund, the Global Resources Fund, the Tax Free Fund, and the Near-Term Tax Free fund, or $21.00 per account for the U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund

In addition, the funds will bear transaction-related expenses, other miscellaneous expenses and out of pocket expenses.

The board of trustees has approved the transfer agency and related agreements through February 28, 2008.